HOMEGOLD, INC.

                      SECOND AMENDMENT TO CREDIT AGREEMENT

Household Commercial Financial Services, Inc.
Woodale, Illinois 60191

Gentlemen:

    Reference is hereby made to that certain Credit Agreement dated as of May 2, 2000 as heretofore amended (the "Credit Agreement") between the undersigned, Homegold, Inc., a South Carolina corporation (the "Borrower") and you (the "Lender"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

    The Borrower has requested that the Lender make certain amendments to the Credit Agreement and the Lender is willing to do so under the terms and conditions set forth in this Amendment.

1.  AMENDMENTS.

    Upon your acceptance hereof in the space provided for that purpose below, the Credit Agreement shall be and hereby is amended as follows:

    1.1. Section 1.1 of the Credit Agreement shall be amending the definition of Commitment contained therein in its entirety to read as follows:

         "Commitment" means $50,000,000.

    1.2. The definition of "Termination Date" contained in Section 1.1 of the Credit Agreement shall be amended by deleting "April 30, 2001" appearing therein and by substituting "December 31, 2000" therefor.

    1.3. Section 2.9 of the Credit Agreement shall be amended in its entirety and as so amended shall read as follows:

         "Section 2.9 Extension of the Termination Date. The Borrower, pursuant to a written request delivered to Lender not more than 45, nor less than 30 days prior to the then scheduled Termination Date, may request the Lender to extend the Commitment for an additional period of one calendar quarter, expiring on the last day of the calendar quarter immediately following the then scheduled Termination Date. The Lender shall notify the Borrower within 15 days of its receipt of each such extension request whether it objects to such extension in which event the Termination Date shall remain as scheduled. In the event Lender shall either fail to respond or affirmatively agree in

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    writing to such request, the Termination Date shall be extended for an additional calendar quarter period as so requested. The foregoing to the contrary notwithstanding, in no event shall the Termination Date be extended beyond December 31, 2003 pursuant to the foregoing provisions."

    1.4. Section 9 of the Credit Agreement shall be amended by adding a new
Section 9.17 at the end thereof which reads as follows:

         "Section 9.17. Assignments. The Lender may, with the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed and, in any event, shall not be required for an assignment by Lender to one of its Affiliates) at any time assign and delegate to another financial institution or other Person (any Person to which such an assignment and delegation is to be made being herein called "Assignee") all of the Lenders' Loans and Commitment provided that the Borrower shall be entitled to continue to deal solely and directly with the Lender in connection with the interests so assigned until the date when all of the following conditions shall have been satisfied:

         (i) one (1) Business Day shall have passed after written notice of such assignment and delegation (together with payment instructions, addresses and related information with respect tot he Assignee) shall have been given to the Borrower; and

         (ii) the assigning Lender and the Assignee shall have executed and delivered an Assignment Agreement and furnished a copy thereof to the Borrower

From and after the date on which the conditions described above have been met, the Assignee shall be deemed automatically to have become party hereto and shall have the rights and obligations of the Lender hereunder and the assigning Lender shall be released from its obligations hereunder. Within five Business Days after effectiveness of any assignment and delegation, the Borrower shall execute and deliver to the Assignee Lender a new Note (such Note to be in exchange for, but not in payment of, the predecessor Note held by the assigning Lender). Each such Note shall be dated the effective date of such assignment. The assigning Lender shall mark the predecessor Note "exchanged" and deliver it to the Borrower. Accrued interest on the predecessor Note shall be paid as provided in the Assignment Agreement. Within five Business Days after requested to do so, Borrower shall also execute and deliver such UCC and other Collateral assignments as may be requested by Assignee Lender on the assigning Lender.

2.  CONDITIONS PRECEDENT.

    The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

    2.1. The Borrower and the Lender shall have executed and delivered this Amendment.

    2.2. The Guarantors shall have consented hereto in the space provided for such purpose below.
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    2.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lender and its counsel.

    2.4. The Lender shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Lender or its counsel may reasonably request.

3.  REPRESENTATIONS.

    In order to induce the Lender to execute and deliver this Amendment, the Borrower hereby represents to the Lender that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lender) and the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

4.  MISCELLANEOUS.

    4.1 The Borrower and the Guarantors have heretofore executed and delivered to the Lender that certain Security Agreement dated as of May 2, 2000 (the "Security Agreement"). The Borrower hereby, and the Guarantors by their consent hereto in the space provided for that purpose below, each acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Security Agreement remains in full force and effect and the rights and remedies of the Lender thereunder, the obligations of the Borrower and Guarantors thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

    4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

    4.3. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Lender in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Lender.

    4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

Dated as of September 20, 2000.

                                    HOMEGOLD, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


    Accepted and agreed to in Wood Dale, Illinois as of the date and year last above written.


                                    HOUSEHOLD COMMERCIAL FINANCIAL
                                    SERVICES, INC.


                                    By:________________________________________
                                                 Michael J. Hammond
                                                 Vice President

                                     CONSENT

         The undersigned have heretofore executed and delivered to the Lender
(i) a Guaranty dated May 2, 2000 (the "Guaranty") and (ii) a Security Agreement dated May 2, 2000 (the "Security Agreement"). Each of the undersigned hereby consents to the Amendment to Credit Agreement set forth above and confirms that the Guaranty and the Security Agreement remain in full force and effect in accordance with the terms thereof. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty or Security Agreement.

                                    HOMEGOLD FINANCIAL, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    CAROLINA INVESTORS, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    PREMIER FINANCIAL SERVICES INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________

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                                    LOAN PRO$, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    EMERGENT BUSINESS CAPITAL ASSET
                                    BASED LENDING, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    REEDY RIVER VENTURES, L.P.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    EMERGENT SBIC, INC.

                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    EMERGENT COMMERCIAL MORTGAGE,
                                    INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________

                                    EMERGENT BUSINESS CAPITAL, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    EMERGENT INSURANCE AGENCY CORP.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    EMERGENT MORTGAGE CORP. OF
                                    TENNESSEE


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    HOMEGOLD REALTY, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________